UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 14, 2020

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	1-38962	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FISV	The NASDAQ Stock Market LLC
0.375% Senior Notes due 2023	FISV23	The NASDAQ Stock Market LLC
1.125% Senior Notes due 2027	FISV27	The NASDAQ Stock Market LLC
1.625% Senior Notes due 2030	FISV30	The NASDAQ Stock Market LLC
2.250% Senior Notes due 2025	FISV25	The NASDAQ Stock Market LLC
3.000% Senior Notes due 2031	FISV31	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2020, the Board of Directors of Fiserv, Inc. (the “Company”) approved an amendment and restatement of the amended and restated by-laws (as amended, the “By-laws”) of the Company. The amendment and restatement updates the description of the composition of the Board of Directors of the Company set forth in Section 2 of Article IX of the By-laws consistent with the previously announced Chief Executive Officer succession plan.

This description of the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 14, 2020. At that meeting, the Company’s shareholders voted on four matters as follows:

Election of Directors

The Company’s shareholders elected ten directors to serve until the next annual meeting of shareholders and until each of their successors is elected and qualified by the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Frank J. Bisignano	578,504,957	3,826,059	39,729,675
Alison Davis	581,422,629	908,387	39,729,675
Henrique de Castro	580,856,372	1,474,644	39,729,675
Harry F. DiSimone	580,890,236	1,440,780	39,729,675
Dennis F. Lynch	560,889,693	21,441,323	39,729,675
Heidi G. Miller	581,356,832	974,184	39,729,675
Scott C. Nuttall	576,663,022	5,667,994	39,729,675
Denis J. O’Leary	561,415,262	20,915,754	39,729,675
Doyle R. Simons	569,496,139	12,834,877	39,729,675
Jeffery W. Yabuki	560,045,448	22,285,568	39,729,675

Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in its 2020 proxy statement by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
421,390,078	159,358,368	1,582,570	39,729,675

Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 by the following votes:

Votes For	Votes Against	Abstentions
601,995,090	18,707,261	1,358,340

Shareholder Proposal Requesting Political Spending Disclosure

The Company’s shareholders rejected a shareholder proposal requesting the Company provide political spending disclosure by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
251,730,999	313,944,571	16,655,446	39,729,675

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

EXHBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated By-laws, dated May 14, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 15, 2020	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer and Treasurer